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                                                                      Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------




We hereby consent to the incorporation by reference in the Registration Statements and Prospectuses on Form S-3 (No. 333-30678), Forms S-4 (Nos. 333-39788 and 333-58959), and Forms S-8 (Nos. 333-45651 and 333-58881) of Provident
Bankshares Corporation of our report dated January 17, 2001 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers

PricewaterhouseCoopers
Baltimore, Maryland
March 5, 2001